Filed pursuant to Rule 497(e)
File Nos. 333-221764 and 811-23312

NestYield Total Return Guard ETF (EGGS)
NestYield Dynamic Income ETF (EGGY)
listed on NYSE Arca, Inc.

NestYield Visionary ETF (EGGQ)
listed on The Nasdaq Stock Market, LLC

(the “Funds”)

July 2, 2026

Supplement to the
Prospectus dated March 30, 2026
and each Summary Prospectus
dated March 30, 2026

Effective immediately, the second paragraph of the section entitled “Principal Investment Strategies” in each Fund’s summary section of the Prospectus and in each Fund’s Summary Prospectus, is amended and restated in its entirety to read as follows:

Additionally, the Fund will maintain an allocation to cash or U.S. Treasuries overseen by the Adviser, not exceeding twenty percent of its total assets.

Please retain this Supplement for future reference.